UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported) July 31, 2006

PROQUEST COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-3246	36-3580106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

777 Eisenhower Parkway, PO Box 1346	48106-1346
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code (734) 761-4700

Not Applicable

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

ProQuest Company (the “Company”) is filing this Report on Form 8-K to disclose that its Audit Committee has completed its investigation into the circumstances that led to the need for the previously announced ongoing accounting review and financial restatement. As previously announced, the Audit Committee had retained Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”) to conduct the investigation and Skadden had retained Chicago Partners LLC (“Chicago Partners”), an accounting advisory firm that specializes in expert forensic services, to assist in the investigation. Skadden has gathered and reviewed more than 3.6 million pages of documents, interviewed 53 persons and conducted over 70 interviews.

A summary of the key findings of the investigation, on the basis of the evidence gathered, include the following: (i) the evidence strongly indicates that former VP Finance (the “former PQIL VP Finance”) of the Company’s Information and Learning business unit (“PQIL”) bears primary responsibility for the accounting misstatements that have required the restatement, (ii) the former PQIL VP Finance exercised primary control over the accounts in which significant misstatements were identified and regularly directed (often without providing appropriate support) that manual journal entries, many of which were erroneous, be made in a number of these accounts, especially during month-end and quarter-end closes, (iii) the net effect of the manual entries was to increase current-period net income by decreasing expense or increasing revenue, (iv) other than with respect to two employees reporting to and acting under the direction of the former PQIL VP Finance, there is no evidence that any other employee, officer or director of the Company had any direct knowledge of, or involvement in, the accounting misstatements, (v) the Company in general and PQIL in particular had certain deficiencies in internal controls that allowed the former PQIL VP Finance to engage in the misstatements, and (vi) no evidence indicated undue pressure from corporate management to attain certain results.

The conclusions reached by Skadden, and accepted by the Audit Committee, were that the evidence indicates the former PQIL VP Finance intentionally manipulated the PQIL financial reports in order to inflate PQIL profits or to create the appearance of profitability. Additionally, the evidence indicates that the former PQIL VP Finance recognized the problematic nature of his conduct and at times made efforts to conceal information from others, including ProQuest’s external auditors. Skadden and the Audit Committee also concluded that the evidence indicated that the former PQIL VP Finance acted intentionally to alter the reported financial condition of PQIL and that a direct report of the former PQIL VP Finance should have known that some of the former PQIL VP Finance methods (e.g., unsupported manual journal entries) lacked integrity. Further, the investigation concluded that a second person acting under the direction of the former PQIL VP Finance knew or should have known that his efforts to withhold certain information from ProQuest’s external auditors were improper. Because, however, these individuals all denied engaging in purposeful conduct to distort the Company’s reported operating condition, Skadden and the Audit Committee were not able to determine definitively whether an illegal act occurred.

The Audit Committee has also directed a number of remedial measures as a result of its investigation, including: (i) enhancement of the internal audit function by appointing a new head of internal audit and conducting a review of the scope of duties assigned to the head of internal audit, (ii) taking appropriate remedial measures with respect to employees responsible for the accounting misstatements, (iii) requiring a quarterly internal audit plan be submitted to the Audit Committee, (iv) development of a comprehensive policy and set of internal controls for manual journal entries, (v) implementing ethics training for financial staff as well as additional training for all employees involved in the financial reporting process.

The former PQIL VP Finance is no longer employed by the Company.

ProQuest Company continues to conduct its accounting review to complete its restatement and expects that it will file its Annual Report on Form 10-K for fiscal 2005 in the fall of 2006.

Forward-Looking Statements

Some of the statements contained herein constitute forward-looking statements. These statements relate to future events, the results of our pending restatement process, or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our or our markets’ actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. These risks and other factors you should specifically consider include, but are not limited to: the company’s ability to successfully conclude the review of its financial results, the discovery of additional restatement items, the ability to renegotiate the terms of its revolving credit agreement and senior notes in connection with defaults under such debt due to any potential restatement if further defaults occur, the outcome of the company’s and the Audit Committee’s investigation of the accounting errors, increased debt level due to the acquisition of Voyager Learning, changes in customer demands or industry standards, adverse economic conditions, loss of key personnel, litigation, decreased library and educational funding/budgets, the ability to successfully integrate the Voyager Learning acquisition, the ability to successfully close and integrate other acquisitions, demand for ProQuest’s products and services, success of ongoing product development, maintaining acceptable margins, ability to control costs, the impact of federal, state and local regulatory requirements on ProQuest’s business, including K-12 and higher education, and automotive, the impact of competition and the uncertainty of economic conditions in general, the ability to successfully attract and retain customers, sell additional products to existing customers, and win new business due to changes in technology, the ability to maintain a broad customer base to avoid dependence on any one single customer, K-12 enrollment and demographic trends, the level of educational funding, the level of education technology investments, the company’s ability to obtain OEM data access agreements, the company’s ability to obtain financing, global economic conditions, financial market performance, and other risks listed under “Risk Factors” in our regular filings with the Securities and Exchange Commission. In some cases, you can identify forward- looking statements by terminology such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “projects,” “intends,” “prospects,” “priorities,” or the negative of such terms or other comparable terminology. These statements are only predictions. Actual events or results may differ materially. We undertake no obligation to update any of these statements.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release of ProQuest Company issued on July 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROQUEST COMPANY
(Registrant)

DATE: July 31, 2006	BY	/s/ Todd Buchardt
Todd Buchardt
Senior Vice President and General Counsel